Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
27.	Subsequent events

In January 2019 and April 2019, the Company fully repaid the
RMB75.0
million loan from Pudong Bank and the RMB
737.8
million (US$
107.5
million) loan from CMB Bank, respectively, which were outstanding and recorded in short-term loans in the Group’s consolidated balance sheets as of December 31, 2018.

On February 28, 2019, the Company entered into a definitive agreement to sell certain percentage of its equity stake in Che Hao Duo to a third-party investor for a total purchase price of US$713.6 million.
The completion of the transaction is subject to certain closing conditions. Following the closing of the transaction, the Company will continue to hold approximately 8% equity
interests in Che Hao Duo. As of the date of the report, the transaction has not been fully closed yet. The Group has received US$90 million as part of the cash consideration.